UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 22, 2017

Santander Holdings USA, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

75 State Street, Boston, Massachusetts		02109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (904) 357-9100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On March 22, 2017, Santander Holdings USA, Inc. (the “Company”) issued a press release announcing the pricing of $1,000,000,000 in aggregate principal amount of 3.70% senior unsecured notes due 2022 in a previously-announced private offering.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Exhibit Description

99.1	Press release issued March 22, 2017

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements about our expectations, beliefs, plans, or future events are not historical facts and may be forward-looking. Such statements include, but are not limited to, the Company’s statements regarding the Notes offering. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “looking forward,” “would,” “hopes,” “assumes,” “estimates,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends,” and similar words or phrases. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties that are subject to change based on various important factors and assumptions, some of which are beyond our control. For additional discussion of these risks, refer to the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K we file with the Securities and Exchange Commission (the “SEC”). Among the factors that could cause actual results to differ from those reflected in forward-looking statements include, without limitation, the risks and uncertainties described in the Company’s filings with the SEC. New risks and uncertainties emerge from time to time, and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this communication. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company’s expectations, objectives or plans will be achieved in the timeframe anticipated or at all. Investors are cautioned not to place undue reliance on the Company’s forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Any forward-looking statements only speak as of the date of this document, and we undertake no obligation to update any forward-looking information or statements, whether written or oral, to reflect any change, except as required by law. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER HOLDINGS USA, INC.

Date: March 22, 2017	By:	/s/ Gerard A. Chamberlain
	Name:	Gerard A. Chamberlain
	Title:	Senior Vice President and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued March 22, 2017

3